Exhibit 10.58

February 2012

EXHIBIT B

PRICING FOR PRODUCT LINE

New Product Amendment, effective [****]

Prices

CORONA EXTRA (packaged in bottles)

J.	3.2% 18-Pack Packaging – introduced in 2012	Per Case

	[****]	[****]

CORONA EXTRA (packaged in cans)

E.	16 oz Packaging – introduced in 2012	Per Case

	[****]	[****]

CORONA LIGHT (packaged in kegs)

A.	60L Half-Barrel– introduced in 2012	Per Unit

	[****]	[****]

B.	30L Quarter-Barrel– introduced in 2012	Per Unit

	[****]	[****]

MODELO ESPECIAL (packaged in bottles)

E.	[****]	Per Case

	[****]	[****]

MODELO ESPECIAL (packaged in cans)

I.	3.2% 18-Pack Packaging – introduced in 2012	Per Case

	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

February 2012

PACIFICO (packaged in kegs)

	A.	30L Quarter-Barrel Slim – introduced in 2011	Per Unit

		[****]	[****]

VICTORIA (packaged in bottles)

	A.	12-Pack Packaging – introduced 2011	Per Case

		[****]	[****]

	B.	24-Loose Packaging – introduced 2011	Per Case

		[****]	[****]

VICTORIA (packaged in kegs)

	B.	60L Half-Barrel – introduced in 2012	Per Unit

		[****]	[****]

[****]

	A.	[****]	Per Case

		[****]	[****]

February 2012

IN WITNESS WHEREOF, the parties have executed this New Product Amendment to Exhibit B to the January 2, 2007 Crown Imports LLC Importer Agreement to be effective on and after January 1, 2012.

EXTRADE II, S.A. DE C.V.		CROWN IMPORTS LLC

By:	/s/ M. Hugues / José Parés	By:	/s/ W. Hackett
Name: M. Hugues / José Parés		Name: W. Hackett
Title: Legal Representatives		Title: President